UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________________

FORM 8-K
_____________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2016

Daktronics, Inc.
(Exact name of registrant as specified in its charter)

South Dakota	0-23246	46-0306862
(State or other jurisdiction	(Commission	(I.R.S. Employer
Incorporation or organization)	File Number)	Identification Number)

201 Daktronics Drive
Brookings, SD 57006
(Address of principal executive office) (zip code)

(605) 692-0200
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management
ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)
On September 1, 2016, the Compensation Committee of the Board of Directors of Daktronics, Inc. (the “Company”) recommended and the Board of Directors authorized grants of incentive stock options to purchase shares of the Company's common stock and grants of restricted stock units under the Company's 2015 Stock Incentive Plan (the “Plan”) to five of the Named Executive Officers as indicated below.

Each of these new incentive stock options vests annually as to 20 percent of the shares subject to the option over five years beginning on the first anniversary of the date of grant, has a ten-year term, is subject to the terms and conditions of the Plan, and has an exercise price equal to the fair market value of the Company's common stock on the grant date, which was $9.57. Each of the new restricted stock units vest annually as to 20 percent of the shares subject to the restricted stock unit over five years beginning on the first anniversary of the date of grant and is subject to the terms and conditions of the Plan. Copies of the Plan and the forms of agreements under which these options and restricted stock units were granted are on file with the Securities and Exchange Commission as exhibits to the Company's reports.

The following table describes the grants of the options and restricted stock units to the five Named Executive Officers effective on September 1, 2016:

		Incentive Stock Options	Restricted Stock Units
Name	Title	Shares Underlying Options	Shares Underlying Units
Reece A. Kurtenbach	President and Chief Executive Officer	15,000	6,000
Sheila M. Anderson	Chief Financial Officer	7,500	3,000
Bradley T. Wiemann	Executive Vice President	7,500	3,000
Matthew J. Kurtenbach	Vice President	7,500	3,000
Carla S. Gatzke	Vice President	6,870	2,750

ITEM 5.07 Submission of Matters to a Vote of Security Holders

(a)
On August 31, 2016, the Company held its Annual Meeting of Shareholders for fiscal 2016 (“2016 Annual Meeting”). Of the 44,093,054 shares of the Company's common stock outstanding and entitled to vote at the 2016 Annual Meeting, 40,251,137 shares, or 91.29 percent, which constituted a quorum, were represented at the 2016 Annual Meeting.

(b)	The results of the votes on the proposals at the 2016 Annual Meeting were as follows.

Proposal 1. Election of Directors. The following individuals were elected as directors by the following vote, each to serve a three-year term that expires on the date of the Annual Meeting of Shareholders in 2019 or until his or her successor is duly elected:

	Number of Shares Voted
Director Nominee	For	Withheld	Broker Non-Votes
James B. Morgan	27,017,931	1,471,396	11,761,810
John L. Mulligan	26,477,081	2,012,246	11,761,810
Kevin P. McDermott	28,079,337	409,990	11,761,810

Proposal 2. Advisory (non-binding) approval of the Company's executive compensation. The shareholders approved the compensation of the Company's executive officers as described in its proxy statement for the 2016 Annual Meeting by the following advisory vote:

Number of Shares Voted
For	Against	Abstain	Broker Non-Votes
26,622,754	1,481,207	385,366	11,761,810

Proposal 3. Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal 2017 was ratified by the following vote:

Number of Shares Voted
For	Against	Abstain	Broker Non-Votes
39,574,505	599,338	77,294

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DAKTRONICS, INC.

By: /s/ Sheila M. Anderson
Sheila M. Anderson, Chief Financial Officer

September 2, 2016